INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 15. INCOME TAXES.
The Company’s income tax provision was prepared using the separate return method. The calculation of income taxes on a separate return basis requires considerable judgment and use of both estimates and allocations. As a result, actual transactions included in the consolidated financial statements of GE may not be included in the GE Vernova combined financial statements.
Our income tax rate was (10.4)% and 16.6% for the three months ended March 31, 2024 and 2023, respectively. The effective tax rate for the three months ended March 31, 2024 reflects a tax provision on a pre-tax
loss due to taxes in profitable jurisdictions and a valuation allowance on certain deferred tax assets. The effective tax rate for the three months ended March 31, 2023 as compared to the U.S. statutory rate of 21% is primarily reduced by a valuation allowance on certain deferred tax assets.
The OECD (Organization for Economic
Co-operation
and Development) has proposed a global minimum tax of 15% of reported profits (Pillar 2) that has been agreed upon in principle by over 140 countries. During 2023, many countries took steps to incorporate Pillar 2 model rule concepts into their domestic laws. Although the model rules provide a framework for applying the minimum tax, countries may enact Pillar 2 slightly differently than the model rules and on different timelines and may adjust domestic tax incentives in response to Pillar 2. Accordingly, we are still evaluating the potential consequences of Pillar 2 on our longer-term financial position. In 2024, we expect to incur insignificant tax expenses in connection with Pillar 2. The IRS is currently auditing GE’s consolidated U.S. income tax returns for 2016-2018. Refer to Note 24 for further information relating to the Tax Matters Agreement.

NOTE 15. INCOME TAXES
The provision for income taxes calculations have been prepared on a separate return basis as if the Company were a separate group of companies under common ownership. However, the results have been combined as if the Company were filing on a combined basis for U.S. federal, U.S. state, and
non-U.S.
income tax purposes, where permissible by law. The Company is subject to income taxes in the U.S. (both federal and state) and in numerous foreign jurisdictions. Changes in the tax laws or regulations in these jurisdictions, or in positions by the relevant authorities regarding their application, administration or interpretation, may affect our tax liability, return on investments and business operations.
The Organisation for Economic
Co-operation
and Development (“OECD”) has proposed a global minimum tax of 15% of reported profits (“Pillar 2”) that has been agreed upon in principle by over 140 countries. During 2023, many countries took steps to incorporate Pillar 2 model rule concepts into their domestic laws. Although the model rules provide a framework for applying the minimum tax, countries may enact Pillar 2 slightly differently than the model rules and on different timelines and may adjust domestic tax incentives in response to Pillar 2. Accordingly, we still are evaluating the potential consequences of Pillar 2 on our longer-term financial position.
Income (Loss) Before Income Taxes

For the years ended December 31,	2023	2022	2021
U.S. income (loss)	$(357)	$(1,081)	$73
Non-U.S. income (loss)	227	(1,393)	(937)
Total	$(130)	$(2,474)	$(864)
The components of the provision for income taxes includes the following:
Provision (Benefit) For Income Taxes

For the years ended December 31,	2023	2022	2021
Current
U.S.	$(184)	$(2)	$—
Non-U.S.	500	426	(12)
Deferred
U.S.	—	—	—
Non-U.S.	28	(176)	(128)
Total	$344	$248	$(140)
Reconciliation of U.S. Federal Statutory Income Tax Rate to Actual Income Tax Rate

	2023		2022		2021
For the years ended December 31,	Amount	Rate	Amount	Rate	Amount	Rate
U.S. federal statutory income tax rate	$(27)	21.0%	$(520)	21.0%	$(182)	21.0%
Tax on global activities including exports	(83)	64.0	(24)	1.0	(158)	18.3
U.S. business credits(a)	(208)	160.0	(187)	7.6	(136)	15.7
Valuation allowances	774	(594.5)	951	(38.5)	390	(45.2)
State taxes, net of federal benefit	(46)	35.3	(31)	1.3	(37)	4.3
Uncertain tax positions	(61)	47.2	(33)	1.3	(55)	6.4
All other – net	(5)	2.9	92	(3.7)	38	(4.3)
	371	(285.1)	768	(31.0)	42	(4.8)
Actual income tax rate	$344	(264.1)%	$248	(10.0)%	$(140)	16.2%

(a)
U.S. business credits, primarily the credit for energy produced from renewable sources and the credit for research performed in the U.S. The Company uses the flow-through method to account for investment tax credits. Under this method, the investment tax credits are recognized as a reduction to income tax expense. Starting in 2023, as a result of the Inflation Reduction Act, production tax credits became transferrable and not reliant on a tax liability to be realized. As a result, we did not record a valuation allowance against the 2023 generated production tax credits.

For the year ended December 31, 2023, the actual income tax rate was (264.1)% compared to (10.0)% for the year ended December 31, 2022. The change in valuation allowance for the year ended December 31, 2023 as compared to the year ended December 31, 2022 mainly relates to increases in income tax credits in the U.S. and net operating losses in foreign jurisdictions for which no benefit can be realized. The changes in tax on global activities relates to mix of foreign operations, mainly differences in statutory tax rates and one-time
tax rate changes in 2022 which did not recur in 2023.
For the year ended December 31, 2022, the actual income tax rate was (10.0)% compared to 16.2% for the year ended December 31, 2021. The increase to the valuation allowance for the year ended December 31, 2022 as compared to the year ended December 31, 2021 mainly relates to increases in income tax credits and net operating losses in the U.S. for which no benefit can be realized. The changes in tax on global activities relates to revaluations due to change in tax rates and foreign mix of operations.
Unrecognized Tax Benefits.
Annually, we file over 2,300 income tax returns in over 270 global taxing jurisdictions. We are under examination or engaged in tax litigation in many of these jurisdictions. Our most significant audit relates to the IRS auditing GE’s consolidated U.S. income tax returns for 2016-2018.
The balance of unrecognized tax benefits, the amount of related interest and penalties, and what we believe to be the range of reasonably possible changes in the next 12 months are as follows:
Unrecognized Tax Benefits

As of December 31,	2023	2022	2021
Unrecognized tax benefits	$643	$763	$801
Portion that, if recognized, would reduce tax expense and effective tax rate	251	411	430
Accrued interest on unrecognized tax benefits	151	151	150
Accrued penalties on unrecognized tax benefits	92	109	127
Reasonably possible reduction to the balance of unrecognized tax benefits in succeeding 12 months	42	105	82
Portion of amount reasonably possible to change in 12 months that, if recognized, would reduce tax expense and effective tax rate	31	39	33
Unrecognized Tax Benefits Reconciliation

As of December 31,	2023	2022	2021
Balance as of January 1,	$763	$801	$870
Additions for tax positions of the current year	6	31	28
Additions for tax positions of prior years	74	46	57
Reductions for tax positions of prior years	(94)	(62)	(66)
Settlements with tax authorities	(55)	(3)	(24)
Expiration of the statute of limitations	(51)	(50)	(64)
Balance as of December 31,	$643	$763	$801
We classify interest on tax deficiencies as interest expense and income tax penalties as a provision for income taxes. For the years ended December 31, 2023, 2022 and 2021, expense (income) of $28 million, $(5) million and $(14) million, respectively, was recognized in Interest and other financial charges – net in our Combined Statement of Income (Loss).
Deferred Income Taxes.
We regularly evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax assets to an amount that is more likely than not to be realized. Significant judgment is required in determining whether a valuation allowance is necessary and the amount of such valuation allowance. In assessing the recoverability of our deferred tax assets as of December 31, 2023, we considered all available evidence, including the nature of financial statement losses, reversing taxable temporary differences, estimated future operating profits, and tax planning strategies. The total valuation allowances for the years ended December 31, 2023 and 2022 were $(9,706) million and $(8,244) million, respectively, and relate to net operating losses for which we have concluded it is more likely than not that the related benefit will not be realized.
Deferred Income Taxes

As of December 31,	2023	2022
Total assets	$2,031	$2,207
Total liabilities	(831)	(1,021)
Net deferred income tax asset (liability)	$1,200	$1,186
Components of the Net Deferred Income Tax Asset (Liability)

As of December 31,	2023	2022
Contract liabilities, contract assets and deferred income	$2,005	$1,525
Principal pension plans	702	159
Other compensation and benefits	261	314
Accrued expenses	403	400
Intangible assets	690	657
Tax loss carryforwards(a)	6,775	6,561
Tax credits(b)	806	723
Other	95	112
Total deferred tax assets	$11,737	$10,451
Valuation allowances(c)	(9,706)	(8,244)
Total deferred tax assets after valuation allowances	$2,031	$2,207
Property, plant and equipment	$(97)	$(74)
Global investments, partnerships, joint ventures and non-consolidated	(588)	(686)
Other	(146)	(261)
Total deferred tax liabilities	$(831)	$(1,021)
Net deferred income tax asset (liability)	$1,200	$1,186

(a)
As of December 31, 2023 and 2022, the Company had net operating loss carryforwards of $6,775 million and $6,561 million (primarily related to Switzerland and the U.S. which expire after 2025 or do not expire). Netted against these amounts are accruals of $235 million and $277 million for unrecognized tax benefits the Company has recorded related to the underlying tax positions which generated net operating losses. The gross net operating loss carryforwards resulted in a deferred tax asset of $7,010 million and $6,838 million at December 31, 2023 and 2022, respectively.

(b)
As of December 31, 2023 and 2022, the company had tax credits carryforwards of $806 million and $723 million, primarily related to credits for energy produced from renewable sources, for research performed in the U.S, and foreign tax credits which expire in various years through December 31, 2044.

(c)
As of December 31, 2023 and 2022, the Company had valuation allowances of $(9,706) million and $(8,244) million, respectively. Valuation allowances primarily relate to US and
non-U.S.
deferred taxes where there were historical losses and U.S. federal/state credit carryforwards. The change to the valuation allowance for the year ended December 31, 2023 as compared to the year ended December 31, 2022 of $(1,462) million primarily relates to increases to net operating losses in foreign jurisdictions and increases to U.S. business credits where benefits are not currently expected to be realized.

As described above, we have prepared our income taxes on a stand-alone tax basis, and as a result, certain loss carryforwards and credit carryforwards may not be available for our use in future periods as they may have already been used in GE consolidated or combined
tax return filings or they may be retained by GE upon our separation.

Undistributed Earnings.
We have not provided additional income tax expense on foreign earnings of foreign affiliates. At December 31, 2023, certain foreign subsidiaries had overall accumulated earnings of approximately $4,500 million. Most of these earnings have been reinvested in active
non-U.S.
business operations and it is not practicable to determine the income tax liability that would be payable if such earnings were not reinvested indefinitely.